Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Flowserve Appoints R. Scott Rowe as President and Chief Executive Officer

20-Year Industry Veteran Brings Extensive Senior Leadership Experience and Expertise in Flow Control Systems, Operations, Business Development and Customer Relations

DALLAS, February 8, 2017 - Flowserve Corporation, (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that R. Scott Rowe has been appointed President and Chief Executive Officer (CEO) of the Company, effective April 1, 2017. He succeeds Mark Blinn, who previously announced his intention to retire. Mr. Rowe will also join the Flowserve Board of Directors.

Mr. Rowe brings nearly 20 years of senior leadership and operational experience in the industry to Flowserve. He most recently served as President of the Cameron Group, a position he assumed in April 2016 following the merger between Schlumberger and Cameron International Corporation (“Cameron”), formerly a NYSE-listed leading provider of flow management equipment, systems and services to the worldwide oil and gas industry. At Cameron, Mr. Rowe served in a variety of progressive roles during his 14-year career, culminating as its President and CEO. Mr. Rowe’s accomplishments include contributing to Cameron’s significant growth and profitability during his tenure, leading Cameron through the transition to Schlumberger and overseeing the business integration while maintaining strong business performance. Additionally, he led the transformative pre-merger joint venture between Cameron and Schlumberger, which formed OneSubsea, a $3 billion dollar business that he later ran as CEO. During his tenure as President of Engineered and Process Valves, Mr. Rowe spearheaded process improvement projects that drove strong revenue and earnings growth.

“We are thrilled to welcome Scott to Flowserve,” said William C. Rusnack, Chairman of the Board of Directors. “Scott is a highly accomplished executive with a proven track record of success in operational excellence and driving superior results throughout business cycles. He knows both our business and our customers and their needs, which is critical as we continue to differentiate ourselves as an industry leader. His extensive executive leadership experience in the flow control industry makes him the ideal person to lead Flowserve through its next phase in the Company’s history.”

Mr. Rusnack continued, “On behalf of the Board, I would like to thank Mark for his hard work and dedication to Flowserve over the past 12 years. We appreciate his support through this transition period, and wish him well in the future.”

“Flowserve is an industry leader with best-in-class fluid motion and control products and services and some of the most dedicated, hard-working employees in the business,” said Mr. Rowe. “I have long admired Flowserve, and have great respect for its extensive portfolio of product brands and its commitment to customer relationships. In recent years, the Board and management team have focused on restructuring the business, optimizing its manufacturing footprint and realigning its workforce to strengthen the Company’s competitive position. As CEO, I look forward to leveraging my experience and industry relationships to build on this solid foundation to enhance value for all stakeholders.”

As planned, in connection with Mr. Rowe’s appointment, Mr. Blinn will step down from the Flowserve Board, effective March 31, 2017.

“It has been an honor to serve as Flowserve’s CEO, and I am confident in the Company’s prospects for growth and value creation under Scott’s leadership,” said Mr. Blinn. “His deep industry and executive experience – but most importantly, his appreciation for our culture, people, industry and customers – make Scott an ideal choice to serve as Flowserve’s next leader.”

About R. Scott Rowe

Mr. Rowe most recently served as President of the Cameron Group following the merger with Schlumberger. Before that, his titles at Cameron included President and CEO, President and COO, CEO of the OneSubsea Division, President of the Subsea Systems Division, President of the Engineered & Process Valves Division, and President of the Process Valves & Aftermarket Division. Before joining Cameron in 2002, Rowe was a Project Manager at Varco International, and previously, he served in the U.S. Army.

Mr. Rowe holds a bachelor of science in engineering management from the United States Military Academy at West Point and an MBA from Harvard Business School.

Flowserve Contacts

Investor Contacts:

Jay Roueche, Vice President, Investor Relations & Treasurer, (972) 443-6560Mike Mullin, Director, Investor Relations,

(972) 443-6636

Media Contacts:

Lars Rosene, Vice President, Global Communications and Public Affairs, (972) 443-6644

Amy Allen, Manager, Global Communications and Public Affairs, (972) 443-6501

About Flowserve: Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; our ability to execute and realize the expected financial benefits from our strategic manufacturing optimization and realignment initiatives; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; expectations regarding acquisitions and the integration of acquired businesses; our ability to anticipate and manage cybersecurity risk, including the risk of potential business disruptions or financial losses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

###